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                          SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, DC 20549

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                                      FORM 8-K/A

                                   AMENDMENT NO. 1

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934


           Date of report (Date of earliest event reported)  October 21, 1996


                                 THE MACERICH COMPANY
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                  (Exact Name of Registrant as Specified in Charter)


         Maryland                   1-12504            95-4448705
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(State or Other Jurisdiction      (Commission         (IRS Employer
    of Incorporation)             File Number)         Identification No.)


              233 Wilshire Boulevard, Suite 700, Santa Monica, CA 90401
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(Address of Principal Executive Offices)


Registrant's telephone number, including area code (310) 394-6911


                                         N/A
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            (Former Name or Former Address, if Changed Since Last Report)


                                          1

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The Registrant hereby amends its Report on Form 8-K, event date October 21,
1996, by adding the Accountant's Consent attached hereto as Exhibit 23.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica, State of California, on November 1, 1996.

                                       THE MACERICH COMPANY

                                       By:  /s/ THOMAS O'HERN
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                                            Thomas O'Hern
                                            Senior Vice President
                                            and Chief Financial Officer